Appleton Equity Growth Fund
(APLEX)
A series of Series Portfolios Trust
January 25, 2017

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) each dated June 29, 2016 (the “Supplement”)

Following discussions with Appleton Partners, Inc. (the “Adviser”), and based upon the recommendation of the Adviser, the Board of Trustees (the “Board”) of the Series Portfolios Trust (the “Trust”) approved a plan of liquidation (the “Plan of Liquidation”) of the Appleton Equity Growth Fund (the “Fund”), a series of the Trust, after determining that it is in the best interest of both the Fund and its shareholders to pursue this course of action. Pursuant to the Plan of Liquidation, the Fund will be liquidated on or around February 28, 2017 (the “Liquidation” or “Liquidation Date”). Shareholder approval of this Plan of Liquidation is not required.

In anticipation of the Liquidation, effective as of the close of trading on the New York Stock Exchange on January 31, 2017 (“close of business”), the Fund is closed to new investments. Shareholders may continue to redeem shares of the Fund as described in the Fund’s Prospectus.  In addition, effective January 31, 2017, the Adviser will begin an orderly transition of the Fund’s portfolio holdings to cash and cash equivalents and the Fund will cease investing its assets in a manner designed to achieve its investment objective. The Adviser will bear all expenses incurred in carrying out the Fund’s Plan of Liquidation.

Under the terms of the Plan of Liquidation, the Fund will liquidate its assets at the close of business on the Liquidation Date, at which time the Fund’s shareholders will receive a liquidating distribution in an amount equal to the net asset value of their Fund shares.

Shareholders may voluntarily redeem their shares before the Liquidation Date.  Shareholders remaining in the Fund just prior to the Liquidation Date may bear increased transaction fees in connection with the disposition of the Fund’s portfolio holdings.  Accounts not redeemed by February 28, 2017, will automatically be redeemed on March 1, 2017, and net cash proceeds, less any required withholding, will be sent to the address of record.  Although the Liquidation is not expected to be a taxable event for the Fund, these proceeds will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account, and the proceeds exceed your adjusted basis in the shares redeemed.  The Fund may also make a distribution of undistributed net income and/or capital gains prior to the Liquidation Date.

If you hold your shares in an individual retirement account (an “IRA”), you have 60 days from the date you receive your proceeds to reinvest or “rollover” your proceeds into another IRA and maintain their tax-deferred status.  You must notify the Fund’s transfer agent at 1-877-71-APPLE prior to February 28, 2017 of your intent to rollover your IRA account to avoid withholding deductions from your proceeds.

If the redeemed shares are held in a qualified retirement account such as an IRA, the redemption proceeds may not be subject to current income taxation.  You should consult with your tax advisor on the consequences of this redemption to you.  Checks will be issued to all shareholders of record as of the close of business on February 28, 2017.

Please contact the Fund at 1-877-71-APPLE if you have any questions.

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Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for future reference.